The Royce Fund

Supplement to the Investment, Service, and Institutional Class Shares Prospectus Dated May 1, 2015

Royce Micro-Cap Discovery Fund

The Royce Fund’s Board of Trustees approved a plan of liquidation for Royce Micro-Cap Discovery Fund, to be effective on December 8, 2015. The Fund is being liquidated primarily because it has not attracted and maintained assets at a sufficient level for it to be viable. As of October 9, 2015, the Fund was no longer offering its shares for purchase and was not accepting any investments in the Fund.

October 26, 2015

DSC-SUPP-CLOSE